UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 14, 2008
BRIGHTPOINT, INC.
(Exact Name of Registrant as Specified in Its Charter
Indiana

(State or Other Jurisdiction of Incorporation)

0-23494	35-1778566

(Commission File Number)	(IRS Employer Identification No.)

2601 Metropolis Parkway, Suite 210
Plainfield, Indiana	46168

(Address of Principal Executive Offices)	(Zip Code)
(317) 707-2355

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(e) Compensatory arrangements of certain officers.
On February 14, 2008, upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of the Company, the Board of Directors took the following actions regarding its executive officers’, including its Chief Executive Officer’s, compensation for fiscal 2007 and 2008:
A. Award of 2007 Bonuses, Performance-Based and Discretionary Equity Awards:
The Committee determined that the Company achieved certain predetermined goals and metrics for the full year established by the Committee relating to (i) adjusted income from continuing operations, after excluding the impact of the Dangaard Telecom operations acquired in 2007, and (ii) certain strategic objectives. Accordingly, pursuant to the 2007 Executive Bonus and Executive Equity programs, the Company’s executive officers received 100% of their previously determined target cash bonuses and earned a previously determined number of performance-based restricted stock units (RSUs), granted as Other Stock Based Awards under the 2004 Long-Term Incentive Plan. In addition, discretionary cash and RSU awards were also approved. The following table demonstrates the cash and equity bonus awards for 2007:

		Performance
		Goal
		Achievement
	Performance Goal	RSUs Awarded	Discretionary	Discretionary
	Achievement Bonus	for Fiscal 2007	Cash Bonus for	RSUs for
Executive Officer	for Fiscal 2007	(1)	Fiscal 2007	Fiscal 2007
Robert J. Laikin,	$800,000	93,197	N/A	86,957	(2)
Chairman of the Board and Chief Executive Officer

J. Mark Howell,	$246,850	46,011	$180,000	8,696	(3)
President Americas and Co-Chief Operating Officer

Anthony Boor,	$187,500	34,949	$112,500	58,696	(4)
Executive Vice President, Chief Financial Officer and Treasurer

Steven E. Fivel,	$187,500	34,949	$112,500	8,696	(3)
Executive Vice President, General Counsel and Secretary

		Performance
		Goal
		Achievement
	Performance Goal	RSUs Awarded	Discretionary	Discretionary
	Achievement Bonus	for Fiscal 2007	Cash Bonus for	RSUs for
Executive Officer	for Fiscal 2007	(1)	Fiscal 2007	Fiscal 2007
R. Bruce Thomlinson,	AUS $307,216 (5)	45,203	AUS $99,792	8,696 (3)
President Asia Pacific, Middle East and Africa

Jac Currie, Chief	$217,000	40,447	$90,000	8,696 (3)
Information Officer

(1)	The performance based RSUs vested as to one-third on February 14, 2008 and will vest as to the remaining two-thirds in equal annual installments on February 9, 2008 and 2009.

(2)	50% of the RSUs vest on the fourth anniversary of the date of grant and 50% vest on the sixth anniversary of the date of grant.

(3)	The RSUs vest in equal annual installments on each of the first, second and third anniversaries of the date of grant.

(4)	8,696 of the RSUs vest in equal annual installments on each of the first, second and third anniversaries of the date of grant. 50,000 of the RSUs vest on the fourth anniversary of the date of grant.

(5)	The exchange rates considered by the Committee, as applicable, were 1US$ =1.1088 AUS$ and 1US$ = 5.0285 Danish Kroner (DKK).

B. Approval of Salary Increases for 2008.
The Company’s Board of Directors, based on the recommendation of the Committee, approved the following Base Salary increases for the fiscal year ending December 31, 2008, effective as of January 1, 2008:

EXECUTIVE OFFICER	NEW BASE SALARY FOR FISCAL 2008
Robert J. Laikin, Chairman of the Board	$900,000
and Chief Executive Officer

J. Mark Howell, President Americas, Co-Chief	$550,000
Operating Officer

Anthony Boor, Executive Vice President, Chief	$450,000
Financial Officer and Treasurer

Steven E. Fivel, Executive Vice President,	$425,000
General Counsel and Secretary

R. Bruce Thomlinson, President, Asia Pacific,	AUS $632,865
Middle East and Africa

Jac Currie, Chief Information Officer	$475,000
     The base salaries of Michael Koehn Milland, the Company’s President International Operations and Co-Chief Operating Officer, and Steen Pedersen, the Company’s President, Europe, will remain at the 2007 levels of $530,880 and DKK 2,800,000, respectively.
C. 2008 Executive Equity Program.
In connection with its administration of the Company’s 2004 Long-Term Incentive Plan (the “Plan”), and in furtherance of the goals of the Plan, the Committee adopted a program (the “Executive Equity Program”) pursuant to which, on February 14, 2008, the Company’s executive officers were granted performance based RSUs under, and in accordance with, the Plan. The grants made pursuant to the Executive Equity Program are subject to forfeiture, in whole or in part, if the Company does not achieve certain performance goals, as determined by the Committee, weighted as follows: (i) adjusted income from continuing operations (up to 50%) and (ii) strategic objectives (up to 50%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee. The number of RSUs granted to each executive officer was based on a target percentage of that executive’s 2008 base salary, as follows:

	Target Equity Award	Potential
Name and Position	(Up to % of Base Salary)	Number of RSUs
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	125%	97,826
J. Mark Howell, President Americas and Co-Chief Operating Officer	100%	47,826
Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	100%	39,130
Steven E. Fivel, Executive Vice President, General Counsel and Secretary	100%	36,957
R. Bruce Thomlinson, President Asia Pacific, Middle East and Africa	100%	48,263
Jac Currie, Chief Information Officer	100%	41,304
Michael Koehn Milland, President International Operations and Co-Chief Operating Officer	50%	23,083
Steen Pedersen, President Europe	50%	24,023
D. 2008 Executive Bonus Program.
The Board of Directors of the Company, upon the recommendation of the Committee also established a 2008 Executive Bonus Program for the Company’s executive officers, which is based upon certain pre-established targets for: (i) adjusted income from continuing operations (up to 50%), and (ii) certain strategic objectives approved by the Committee (up to 50%). If the Committee determines that all of these targets are achieved: (a) Mr. Laikin, the Company’s Chief Executive Officer, will receive a cash bonus equal to 100% of his base salary, (b) each of Messrs. Howell, Boor, Fivel, Currie and Thomlinson will receive a cash bonus equal to 50% of his respective base salary as a bonus, and (c) each of Messrs. Koehn Milland and Pedersen will receive a cash bonus equal to 25% of his respective base salary as a bonus. If the Committee determines that only certain of the targets are achieved then each of the executive officers would be entitled to receive the corresponding percentage of his potential bonus under the program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Steven E. Fivel
Steven E. Fivel
Executive Vice President and General Counsel

Date: February 19, 2008